Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report of Novavax, Inc. (the “Company”) on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rahul Singhvi, as President and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report

Date: November 14, 2006	By:	/s/ Rahul Singhvi
Rahul Singhvi
President and Chief Executive Officer